UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
SCHEDULE 14A
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Definitive Proxy Statement

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Soliciting Material pursuant to §240.14a-12

EDGEWATER BANCORP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 7, 2016
Dear Stockholder:
We cordially invite you to attend the Annual Meeting of Stockholders of Edgewater Bancorp, Inc. The Annual Meeting will be held at Edgewater Bank-Main Office, 321 Main Street, Saint Joseph, Michigan 49085 on May 10, 2016, at 5:30 p.m., local time.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Edgewater Bancorp, Inc. Also enclosed for your review is our 2015 Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance. Our directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.
The business to be conducted at the Annual Meeting consists of  (i) the election of two directors and (ii) the ratification of the appointment of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2016, and (iii) approval of the 2016 Equity Incentive Plan. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Edgewater Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered and “FOR” each director nominee.
On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.
Our Proxy Statement and the 2015 Annual Report to Stockholders are available at www.edocumentview.com/egdw.
Sincerely,
Richard E. Dyer
President and Chief Executive Officer

Edgewater Bancorp, Inc.
321 Main Street
St. Joseph, Michigan 49085
(269) 982-4175
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 10, 2016
Notice is hereby given that the Annual Meeting of Stockholders of Edgewater Bancorp, Inc. will be held at Edgewater Bank-Main Office, 321 Main Street, Saint Joseph, Michigan 49085 on May 10, 2016 at 5:30 p.m., local time.
A Proxy Card and Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:
1.
the election of two directors;

2.
the ratification of the appointment of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2016;

3.
the approval of the Edgewater Bancorp, Inc. 2016 Equity Incentive Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 15, 2016 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.
EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF EDGEWATER BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.
By Order of the Board of Directors
James R. Marohn
Secretary
St. Joseph, Michigan
April 7, 2016
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND EDGEWATER BANCORP, INC.’S 2015 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.EDOCUMENTVIEW.COM/EGDW.

PROXY STATEMENT
Edgewater Bancorp, Inc.
321 Main Street
St. Joseph, Michigan 49085
(269) 982-4175
ANNUAL MEETING OF STOCKHOLDERS
May 10, 2016
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Edgewater Bancorp, Inc. to be used at the Annual Meeting of Stockholders, which will be held at Edgewater Bank-Main Office, 321 Main Street, Saint Joseph, Michigan, 49085 on May 10, 2016, at 5:30 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 7, 2016.
REVOCATION OF PROXIES
Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Edgewater Bancorp, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein, “FOR” the ratification of the appointment of BKD, LLP as our independent registered public accountants for the year ending December 31, 2016, and “FOR” approval of the 2016 Equity Incentive Plan.
Proxies may be revoked by sending written notice of revocation to the Secretary of Edgewater Bancorp, Inc. at the address shown above, or by filing a duly executed proxy bearing a later date or by following the internet or telephone instructions on the enclosed proxy card or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Secretary prior to the voting of such proxy.
If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.
VOTING SECURITIES AND PRINCIPAL HOLDERS
Except as otherwise noted below, holders of record of Edgewater Bancorp, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on March 15, 2016 are entitled to one vote for each share then held. As of March 15, 2016, there were 667,898 shares of common stock issued and outstanding.
Principal Holders
Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 15, 2016, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers and the Edgewater Bank Employee Stock Ownership Plan is 321 Main Street, St. Joseph, Michigan 49085.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1), (2)	Percent of Shares of Common Stock Outstanding
Five Percent Stockholders
Edgewater Bank ESOP	51,290(2)	7.68%
William Blair & Company, LLC 222 W. Adams St. Chicago, IL 60606	35,900(3)	5.38%
Directors, Nominees and Executive Officers
Richard E. Dyer, President, Chief Executive Officer and Director	12,488(4)	1.87%
Kenneth F. Ankli III, Chairman of the Board	15,000(5)	2.25%
Robert D. Gottlieb, Director	10,000(6)	1.50%
James R. Marohn, Director	10,000(7)	1.50%
Stephen Ross, Director	10,000(8)	1.50%
Thomas L. Starks, Director	12,000(9)	1.80%
Norma Tirado-Kellenberger, Director	500	*
Lynn C. Todman, Director	5,590(10)	*
Coleen S. Frens-Rossman, Senior Vice President and Chief Financial Officer	20,240(11)	3.03%
All directors, nominees and executive officers as a group (9 persons)	95,818	14.35%

*
Less than 1%.

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)
During 2015, 2,141 shares held in our employee stock ownership plan have been allocated to participant accounts. The trustee will vote the unallocated stock in proportion to the voting instructions received from plan participants with respect to the allocated shares.

(3)
This information is based solely upon information as of December 31, 2015 contained in a filing with the SEC on February 12, 2016 by William Blair & Company, LLC that discloses it has sole voting power as to 500 shares and sole dispositive power as to 35,900 shares.

(4)
Includes 10,000 shares held in Edgewater Bank’s 401(k) plan, 2,000 shares held by Mr. Dyers’ spouse, over which Mr. Dyer is deemed to have shared voting and investment power, 288 shares held through the ESOP and 200 shares held by Mr. Dyer’s children, over which Mr. Dyer is deemed to have voting and investment power.

(5)
Includes 5,000 shares held by Mr. Ankli and 10,000 shares held by Brammall Supply Co., a corporation of which Mr. Ankli is the owner.

(6)
Mr. Gottlieb will attain the age of 70 during 2016 and, in accordance with the Company’s Bylaws may not be nominated for re-election.

(7)
Includes 10,000 shares held in an IRA for the benefit of Mr. Marohn.

(8)
Includes 10,000 shares held in an IRA for the benefit of Mr. Ross.

(9)
Includes 10,000 shares held by Mr. Starks and 2,000 shares held by Mr. Starks’ children, over which Mr. Starks is deemed to have voting and investment power.

(10)
Includes 5,590 shares held by Ms. Todman, Trustee of the Lynn Todman Trust.

(11)
Includes 10,000 shares held in an IRA for the benefit of Ms. Frens-Rossman, 240 shares held through the ESOP and 10,000 shares held in an IRA for the benefit of Ms. Frens-Rossman’s spouse, over which Ms. Frens-Rossman is deemed to have shared voting and investment power.

Quorum
The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.
Limitations on Voting
In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.
Method of Counting Votes
As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR EACH NOMINEE proposed by the Board or to WITHHOLD authority for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.
As to the ratification of the appointment of BKD, LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting, without regard to broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the ratification of BKD, LLP as the independent registered public accounting firm for the year ending December 31, 2016.
As to the approval of the 2016 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR approval of the plan; (ii) vote AGAINST approval of the plan; or (iii) ABSTAIN from voting on such approval.
In the event at the time of the Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Meeting may be adjourned in order to permit the further solicitation of proxies.
Participants in the ESOP
Participants in the Edgewater Bank Employee Stock Ownership Plan (the “ESOP”) will receive a Vote Authorization Form for the plan that reflects all of the shares that participants may direct the trustees to vote on his or her behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your ESOP Vote Authorization Forms is Thursday, May 5 , 2016 at 5:00 p.m. local. Telephonic and internet voting cutoff is 5:00 p.m. local time.

PROPOSAL I — ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of eight members. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting to serve for a three-year period. The Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, has nominated each of Kenneth F. Ankli, III and Stephen Ross to serve as directors for three-year terms. The Board of Directors will decrease the size of the Board of Directors to seven, which decrease is effective as of the date of the Annual Meeting. Each of Messrs. Ankli and Ross is currently a director of Edgewater Bancorp, Inc. Mr. Ankli and Mr. Ross have each agreed to serve, if elected, and have consented to being named in this proxy statement.
The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.
Name	Position(s) Held With Edgewater Bancorp, Inc.	Age(1)	Director Since(2)	Current Term Expires
NOMINEES
Kenneth F. Ankli III(3)	Chairman of the Board (nominated for three-year term expiring in 2019)	59	2004	2016
Stephen Ross(4)	Director (nominated for three-year term expiring in 2019)	56	2006	2016
CONTINUING DIRECTORS
Richard E. Dyer	President, Chief Executive Officer and Director	57	2009	2017
James R. Marohn	Director	48	2012	2017
Lynn C. Todman	Director	58	2015	2017
Thomas L. Starks	Director	57	2014	2018
Norma Tirado-Kellenberger	Director	53	2015	2018
DIRECTORS WHO ARE NOT CONTINUING IN OFFICE
Robert D. Gottlieb(5)	Director	69	1992	2016
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Coleen S. Frens-Rossman	Senior Vice President and Chief Financial Officer	55	N/A	N/A

(1)
As of December 31, 2015.

(2)
Includes service with Edgewater Bank and Edgewater Bancorp, Inc.

(3)
Mr. Ankli was appointed to the Board of Directors effective April 20, 2004.

(4)
Mr. Ross was appointed to the Board of Directors effective March 21 2006.

(5)
Mr. Gottlieb will attain the age of 70 during 2016 and, in accordance with the Company’s Bylaws, may not be nominated for re-election.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director of Edgewater Bancorp, Inc. is also a director of Edgewater Bank.

Director Nominees
Kenneth F. Ankli III is president and chief executive officer of Brammall Supply Co., an industrial distributorship that services manufacturers in southwestern Michigan and northwestern Indiana. He has held this position since 1992. Prior to this position, from 1987 until 1991, Mr. Ankli was general manager of Brammall. Mr. Ankli, a native of St. Joseph, Michigan, serves as a Director of the Krasl Art Center and is a member of the Berrien Community Foundation. He has served on the boards of the New Territory Arts Association, the Renaissance Development Fund of the Cornerstone Alliance, Water Street Glassworks and the Heritage Museum & Cultural Center. He has also served a key leadership role in the development of the arts district in Benton Harbor, Michigan. Mr. Ankli holds a bachelor’s degree in Natural Resources from the University of Michigan. Mr. Ankli was selected to serve as a director because his experience managing a business provides the board of directors and the audit committee with insight into the review of financial statements and general business acumen, and his particular knowledge of and contacts in our local business community provide the board of directors with valuable insight into the needs of our business.
Stephen Ross is a certified public accountant and is the owner of Stephen Ross & Company, P.C. Mr. Ross has over 30 years’ experience providing tax and accounting services to businesses and individuals. As a native of St. Joseph, Michigan, Mr. Ross is a member of the American Institute of CPAs and the Michigan Association of CPAs. He also serves on the boards of the St. Joseph-Benton Harbor Rotary Club and St. Joseph-Benton Harbor Rotary Foundation, along with serving as treasurer of religious organizations and political campaigns. Mr. Ross holds a bachelor’s in accounting from Michigan State University. Mr. Ross was selected to serve as a director because his experience as a certified public accountant provides the board of directors and audit committee with a high level of financial expertise and a unique perspective with respect to the preparation and review of our financial statements, the supervision of our independent auditors and the review and oversight of our financial controls and procedures and our accounting practices. In addition, his experience with businesses and individuals in our market area gives the board of director’s insight with respect to the needs of our customers.
Directors
Richard E. Dyer is our president and chief executive officer, a position he has held since December 2008. Mr. Dyer has over 34 years of banking experience, specifically as a community bank chief executive officer and in the areas of troubled institution resolution, problem asset management and commercial and industrial lending. In addition, Mr. Dyer is a native of St. Joseph. Prior to joining Edgewater Bank, he served as president and chief executive officer of FNB Financial Corporation, Inc, holding company for The First National Bank of Three Rivers, in Three Rivers, Michigan from 2001 until its sale in 2008. Previously, he served in a variety of roles, including senior vice president, at Huntington National Bank (formerly First Michigan Bank Corporation) in Grand Rapids, Michigan from 1997 to 2000, president and chief executive officer of FMB-Old State Bank in Fremont, Michigan from 1993 to 1997, regional vice president and commercial lending officer of FMB-First Michigan Bank of Holland, Michigan from 1984 to 1993, and commercial credit officer at Old Kent Bank and Trust Company in Grand Rapids, Michigan from 1980 to 1984. Mr. Dyer holds leadership and board level positions with a number of community organizations, including the Lakeland Health Foundation, Cornerstone Alliance, St. Joseph Today, Berrien Community Foundation, Southwest Michigan Economic Growth Alliance, St. Joseph-Benton Harbor Rotary Club, Krasl Center for the Arts and Michigan Great Southwest Strategic Leadership Council. Mr. Dyer holds a bachelor’s degree in economics from Kalamazoo College and an MBA from Grand Valley State University. He also is a graduate of The Stonier School of Banking at the University of Delaware. Mr. Dyer was selected to serve as a director because his extensive knowledge of community bank operations. His extensive knowledge of the local residential real estate market and the local business environment provides insight into economic and business trends in our market area.
James R. Marohn is the president and co-owner of Doubleday Office Products, Inc., a retailer of office supplies and furniture located in Benton Harbor, Michigan, and president and co-owner of GTI Services, Inc., a supplier of office furniture installation, commercial moving, warehousing and related services located in Benton Harbor, Michigan. Mr. Marohn, a native of St. Joseph, Michigan, serves on a number of community organizations, including Cornerstone Alliance, Lake Michigan College Foundation, Berrien Community Foundation, St. Joseph-Benton Harbor Rotary Club, and Southwest Michigan Steelheaders.

Mr. Marohn holds a bachelor’s degree in industrial and operations engineering from the University of Michigan and an MBA from Duke University. Mr. Marohn was selected to serve as a director because his experience operating his own business, his educational experience and his community involvement provide the board of directors with unique insights into business operations and financial performance, and with a valuable perspective on the local market and business development opportunities.
Lynn C. Todman, Ph.D., M.C.P.,is a Research Assistant and Visiting Scholar at Massachusetts Institute of Technology of Cambridge, Massachusetts and the Executive Director of Population Health for Lakeland Healthcare of St. Joseph, Michigan. Ms. Todman previously served as Vice President and member of the Executive Leadership Team at Adler School of Professional Psychology of Chicago, Illinois; Faculty Collaborator at Universita degli Stui di Milano and Politecnico di Milano of Milano, Italy; Visiting Scholar at University of Notre Dame of South Bend, Indiana, and Principal Research Associate at Western Michigan University of Kalamazoo, Michigan. She is the author of numerous publications and presentations. Ms. Todman serves on the boards of Heartland Alliance for Human Rights and Human Needs, Benton Harbor Promise Zone Foundation, MIT Center of International Studies and MIT Corporation Visiting Committee. Ms. Todman holds a bachelor’s degree from Wellesley College, a Master’s degree in City Planning from Massachusetts Institute of Technology, and a Doctorate in Urban and Regional Planning from Massachusetts Institute of Technology. Ms. Todman was selected to serve as a director because her experience and knowledge in the areas of planning, community development, and human behavior provides the board of directors with valuable insight into the social and economic characteristics of our communities and the role of our business in our communities.
Thomas L. Starks serves as the President and owner of Starks Family Funeral Homes and Cremation Services, a multi-location company offering the full range of funeral and cremation services throughout the entire Southwest Michigan area. He graduated from the University of Wyoming with a Bachelor’s of Science Degree in Business, and also received an Associate’s Degree in Applied Science from the Cincinnati College of Mortuary Science. Mr. Starks is very involved in the local community, serving as a board member of several local non-profit organizations over the past two decades. He is actively involved in the St. Joseph-Benton Harbor Rotary Club and is an honorary board member of Lory’s Place. He is a member of the St. Joseph Catholic Church and the St. Joseph River Yacht Club. Mr. Starks was selected to serve as a director because his experience managing a business and his educational background provides the board of directors with general business knowledge, and because his extensive experience serving customers in our local business community provide the board of directors with a unique perspective on our local market and business development opportunities.
Norma Tirado-Kellenberger is Vice President of Human Resources and Information Systems of Lakeland Healthcare, a healthcare system consisting of three acute-care hospitals, physician clinics, long-term care, homecare, hospice, reference laboratory, outpatient services & surgery facility, and cancer care center, headquartered in St. Joseph, Michigan. Prior to that, from 2000 to 2010, she served as Senior Vice President at Agnesian Healthcare in Fond du Lac, Wisconsin. Ms. Tirado-Kellenberger serves on the board of Cornerstone Alliance, Southwest Michigan Symphony Orchestra, Benton Harbor Promise Zone Foundation, and Michigan Great Southwest Strategic Leadership Council. She is also active in numerous human resource and healthcare professional organizations. Ms. Tirado-Kellenberger holds a bachelor’s degree from Marquette University and an Executive M.B.A. degree from the University of Wisconsin-Madison. Ms. Tirado-Kellenberger was selected to serve as a director because her experience and knowledge in the areas of human resource management and information systems, and her knowledge of our market area, provides the board of directors with insight into the needs of local businesses and business development opportunities.
Executive Officers Who Are Not Directors
Coleen S. Frens-Rossman is our senior vice president and chief financial officer, positions she has held since joining Edgewater Bank in 2012. Ms. Frens-Rossman has over 30 years of experience managing the accounting and financial reporting of financial institutions. Prior to joining Edgewater Bank, she was senior vice president and controller at Colorado National Bank in Denver, Colorado from 2010 to 2012, chief financial officer of Front Range Bank in Lakewood, Colorado from 2008 to 2010, and in various financial roles, including affiliate chief financial officer and assistant corporate controller for Fifth Third

Bank in Grand Rapids, Michigan and Tampa, Florida from 2000 to 2006. Ms. Frens-Rossman also served in financial, risk management, and audit roles at First of America Bank in Kalamazoo, Michigan, PrimeBank in Grand Rapids, Michigan, and Old State Bank of Fremont in Fremont, Michigan between 1982 and 1998. Ms. Frens-Rossman serves on the board of directors of the Southwest Michigan Symphony Orchestra. She holds a bachelor’s degree in accounting from Western Michigan University.
Board and Committee Independence
The Board of Directors has determined that each of our directors and nominees, with the exception of President and Chief Executive Officer Richard E. Dyer, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Dyer is not independent because he is one of our executive officers. Each director who serves on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is “independent” as defined in the listing standards of the Nasdaq Stock Market and applicable SEC regulations for purposes of service on each of such committees. There were no other transactions between Edgewater Bank and any director or entity controlled by any director, which would interfere with the directors’ exercise of independent judgment in carrying out his responsibilities as a director.
Board Leadership Structure and Risk Oversight
We have divided the roles of President and Chief Executive Officer and Chairman of the Board. Richard E. Dyer, our President and Chief Executive Officer, is responsible for setting our strategic direction and providing day-to-day leadership. Kenneth F. Ankli III, our Chairman of the Board, provides guidance to the President and Chief Executive Officer, sets the agenda for and chairs meetings of the Board of Directors, works with the President and Chief Executive Officer and the secretary to ensure that the Board of Directors has adequate resources and information to support its activities, educates the Board of Directors as to its responsibilities, chairs meetings of the independent directors and serves as a liaison between the Board of Directors and management and among individual directors. Because we have separated these roles and appointed an independent director as Chairman of the Board, we do not have a separate lead independent director.
The Board of Directors is actively involved in oversight of risks that could affect Edgewater Bancorp, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within Edgewater Bancorp, Inc. as well as through internal and external audits. Risks relating to the direct operations of Edgewater Bank are further overseen by the Board of Directors of Edgewater Bank, who are the same individuals who serve on the Board of Directors of Edgewater Bancorp, Inc. The Board of Directors of Edgewater Bank also has additional committees that conduct risk oversight separate from Edgewater Bancorp, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.
References to our Website Address
References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.
Section 16(a) Beneficial Ownership Reporting Compliance
Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2015, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.
Code of Ethics
Edgewater Bancorp, Inc. has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics is available on our website at www.edgewaterbank.com.
Attendance at Annual Meetings of Stockholders
Edgewater Bancorp, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. We held an annual meeting of stockholders on May 14, 2015. All of our directors who were serving at the time of the 2015 annual meeting of members of Edgewater Bank, attended that meeting.
Communications with the Board of Directors
Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Edgewater Bancorp, Inc., 321 Main Street, St. Joseph, Michigan 49085, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.
Meetings and Committees of the Board of Directors
The business of Edgewater Bancorp, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Edgewater Bancorp, Inc. are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.
The Board of Directors held twelve regular meetings, one special meetings and one annual meeting during the year ended December 31, 2015. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he/she has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).
Audit Committee.    The Audit Committee is comprised of Directors Ross, Ankli and Starks, each of whom is “independent” in accordance with applicable SEC rules and Nasdaq listing standards. Mr. Ross serves as chair of the audit committee. The Audit Committee also serves as the audit committee of the board of directors of Edgewater Bank. The Board of Directors has determined that Mr. Ross qualifies as an “audit committee financial expert” as defined under applicable SEC rules because Mr. Ross is a certified public accountant and has over 30 years of accounting experience. In addition, each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions. In addition, each Audit Committee member has overseen and assessed the finances and financial reporting of various businesses that they own or with which they have been employed.
Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our Internet website at www.edgewaterbank.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Edgewater Bancorp, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met five times during the year ended December 31, 2015.
Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is comprised of Directors Marohn, Ankli and Starks, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. Mr. Marohn serves as chairman of The Nominating and Corporate Governance Committee. Ms. Todman has been appointed to replace Mr. Ankli effective as of the date of the Annual Meeting. The Nominating and Corporate Governance Committee operates under a written charter which is available on our Internet website at www.edgewaterbank.com. The Nominating and Corporate Governance Committee met three times during the year ended December 31, 2015.
The Nominating and Corporate Governance Committee does not have a formal policy or specific guidelines regarding diversity among board members. However, the Nominating and Corporate Governance Committee seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Nominating and Corporate Governance Committee also seeks directors who can continue to strengthen Edgewater Bank’s position in its community and can assist Edgewater Bank with business development through business and other community contacts. The Nominating and Corporate Governance Committee considers the following criteria in evaluating and selecting candidates for nomination:
•
the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors;

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the candidate’s relevant financial, regulatory and business experience and skills, including knowledge of the banking and financial services industries, familiarity with the operations of public companies and the ability to read and understand financial statements;

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the candidate’s familiarity with the Edgewater Bancorp, Inc.’s market areas, participation in local business, civic, or charitable organizations, and contacts with and knowledge of local businesses;

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the candidate’s personal and professional integrity, honesty and reputation;

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the candidate’s ability to represent the best long-term interests of Edgewater Bancorp, Inc. and its stockholders, including potential for conflicts of interest with the candidate’s other endeavors;

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the candidate’s ability to devote sufficient time and energy to perform his or her duties, including the ability to attend meetings;

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whether or not the candidate would be independent under applicable SEC rules and Nasdaq listing standards for purposes of service on the Board of Directors or on any particular committee; and

•
any other factors that the Nominating and Corporate Governance Committee deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of Edgewater Bancorp, Inc.’s stockholders, employees, customers and communities, the current composition and size of the Board of Directors, the balance of management and independent directors.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Edgewater Bancorp, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and

Corporate Governance Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.
In accordance with our Bylaws, a person is not eligible for election or appointment to the Board of Directors: (a) if a financial or securities regulatory agency has issued a cease and desist, consent or other formal order, other than a civil money penalty, against such person, which order is subject to public disclosure by such agency; (b) if such person has been convicted of a crime involving dishonesty or breach of trust which is punishable by imprisonment for a term exceeding one year under state or federal law; (c) if such person is currently charged in any information, indictment, or other complaint with the commission of or participation in such a crime; or (d) other than the initial directors appointed in connection with the formation of the Edgewater Bancorp, Inc., if such person did not, at the time of his first election or appointment to the Board of Directors, maintain his principal residence within ten miles of an office of Edgewater Bancorp, Inc. or any subsidiary thereof for a period of at least one year prior to the date of his purported election or appointment to the Board of Directors. No person may serve on the Board of Directors if such person (a) is at the same time, a director, officer, employee or 10% or more stockholder of a bank, savings institution, credit union, mortgage banking company, consumer loan company or similar organization, other than a subsidiary of the Corporation, that engages in business activities or solicits customers, whether through a physical presence or electronically, in the same market area as the Corporation or any of its subsidiaries, (b) does not agree in writing to comply with all of the Corporation’s policies applicable to directors including but not limited to its confidentiality policy, and confirm in writing his qualifications hereunder, (c) is a party to any agreement or understanding with a party other than Edgewater Bancorp, Inc. or a subsidiary that (x) provides him with material benefits which are tied to or contingent on the Corporation entering into a merger, sale of control or similar transaction in which it is not the surviving institution, (y) materially limits his voting discretion with respect to the fundamental strategic direction of Edgewater Bancorp, Inc., or (z) materially impairs his ability to discharge his fiduciary duties with respect to the fundamental strategic direction of Edgewater Bancorp, Inc., or (d) has lost more than one election for service as a director of Edgewater Bancorp, Inc. No person may serve on the Board of Directors who is the nominee or representative, as those terms are defined in the regulations of the Board of Governors of the Federal Reserve System, 12 C.F.R §212.2(n), of a company the directors, partners, trustees or 10% stockholders of which would not be eligible for election or appointment to the Board of Directors under the foregoing restrictions. The Board of Directors shall have the power to construe and apply the foregoing provisions and to make all determinations necessary or desirable to implement such provisions. In addition, no person shall be eligible for election, reelection, appointment or reappointment to the Board of Directors if, at the time of such election, reelection, appointment or reappointment, such person shall have attained the age of 70, but no person shall be prohibited from serving the entirety of any term to which he was elected, regardless of whether such director attains the age of 70 during that term.
During the year ended December 31, 2015 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.
The Nominating and Corporate Governance Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Secretary at 321 Main Street, St. Joseph, Michigan 49085. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Nominating and Corporate Governance Committee. Stockholders who wish to recommend a nominee must write to the Company’s Secretary and such communication must include:
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A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

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The name and address of the stockholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

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The class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

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A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

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A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

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The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

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The candidate’s written consent to serve as a director;

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A statement of the candidate’s business and educational experience and all other information relating to such person that would indicates such person’s qualification to serve on the Company’s Board of Directors;

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An affidavit that the candidate would not be disqualified under applicable provisions of the Bylaws of Edgewater Bancorp, Inc.; and

•
Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

To be timely, the submission of a candidate for Director by a stockholder must be received by the Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If  (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Secretary of Edgewater Bancorp, Inc. no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the SEC, or on a website maintained by Edgewater Bancorp, Inc.) of the date of the annual meeting is first made.
Submissions that are received and that satisfy the above requirements are forwarded to the Nominating and Corporate Governance Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.
It is important to distinguish between the recommendations of nominees by stockholders pursuant to this policy from a nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Edgewater Bancorp, Inc. See “Stockholder Proposals and Nominations.”
Compensation Committee.    The Compensation Committee is comprised of Directors Gottlieb, Ankli and Ross, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. Mr. Gottlieb serves as chair of the Compensation Committee. Mr. Ankli has been appointed to serve as chair of the Compensation Committee and Ms. Tirado-Kellenberger has been appointed to replace Mr. Gottlieb effective as of the date of the Annual Meeting. No member of the Compensation Committee is a current or former officer or employee of Edgewater Bancorp, Inc. or Edgewater Bank. The Compensation Committee also serves as the compensation committee of the board of directors of Edgewater Bank. The Compensation Committee met two times during the year ended December 31, 2015.
The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommend to the entire Board of Directors) the compensation of the Chief Executive Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee will also administer any stock-based incentive or compensation plan that Edgewater Bancorp, Inc. may adopt in the future. During the fiscal year ended December 31, 2015, the Compensation Committee did not engage any compensation consultants to assist it in making compensation related decisions.

The Compensation Committee operates under a written charter which is available on our Internet website at www.edgewaterbank.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.
Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:
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to attract, retain and motivate an experienced, competent executive management team;

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to reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;

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to provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

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to encourage ownership of our common stock through stock-based compensation to all levels of management; and

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to maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Edgewater Bancorp, Inc. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.
The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in Edgewater Bancorp, Inc.’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for our executive officers. The Compensation Committee has utilized bank compensation surveys compiled by the America Bankers Association as well as other surveys prepared by trade groups and independent benefit consultants. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.
Audit Committee Report
The Audit Committee has issued a report that states as follows:
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We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2015;

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We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication With Audit Committees” as amended; and

•
We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Edgewater Bancorp, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
This report has been provided by the Audit Committee:
Stephen Ross, Chair
Kenneth F. Ankli III
Thomas L. Starks
Transactions With Certain Related Persons
Loans and Extensions of Credit.    The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Edgewater Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Edgewater Bank makes loans to its executive officers and employees through an employee loan program pursuant to which all origination fees are waived. The program applies only to first mortgages and consumer loans, including home equity lines of credit, and is available to all employees of Edgewater Bank.
All loans made by Edgewater Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Edgewater Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. Edgewater Bank is in compliance with federal regulations with respect to its loans and extensions of credit to executive officers and directors. In addition, loans made to a director or executive officer must be approved in advance by a lending officer, the loan committee or the board of directors, depending on the amount of the loan, and the Chief Executive Officer. The aggregate amount of our loans to our executive officers and directors and their related entities was $4.7 million at December 31, 2015. Of this total, $630,000 relates to secondary market mortgage loans that were sold to Freddie Mac in their entirety. Edgewater Bank maintains the servicing on these secondary market loans. As of December 31, 2015, these loans were performing according to their original repayment terms.
Executive Officer Compensation
Summary Compensation Table. The table below summarizes the total compensation paid to or earned by Richard E. Dyer, our President and Chief Executive Officer and Coleen S. Frens-Rossman, who serves as our Senior Vice President and Chief Financial Officer, for the years ended December 31, 2015 and December 31, 2014. Each individual listed in the table below is referred to as a named executive officer or other highly compensated officer.
Name and principal position	Year	Salary ($)	Bonus ($)	All other compensation(1) ($)	Total ($)
Richard E. Dyer President & Chief Executive Officer	2015	173,421		10,723	184,144
	2014	165,768	—	8,453	174,221
Coleen S. Frens-Rossman Senior Vice President and Chief Financial Officer	2015	140,374		7,282	147,656
	2014	136,558	—	5,462	142,020
Shannon L. Murphy Vice-President Mortgage Lending	2015	70,725	49,213	5,828	125,766

(1)
For 2015, the amounts in this column reflect what Edgewater Bancorp, Inc. or Edgewater Bank paid for, or reimbursed, the applicable named officer for the various benefits and perquisites received. A break-down of the various elements of compensation in this column is set forth in the following table:

Name	Auto Expenses ($)	Board Fees ($)	Employer Contributions to 401(k) Plan ($)	ESOP Awards ($)	Total All Other Compensation ($)
Richard E. Dyer	1,860	—	6,863	2,000	10,723
Coleen S. Frens-Rossman	—	—	5,615	1,667	7,282
Shannon L. Murphy	—	—	4,797	1,031	5,828
Employment Agreements.    Edgewater Bancorp and Edgewater Bank entered into employment agreements with each of Mr. Richard E. Dyer and Ms. Coleen S. Frens-Rossman effective as of the date of the Edgewater Bancorp, Inc. offering, and those agreements were amended and restated effective August 19, 2015. Our continued success depends to a significant degree on the skills and competence of Mr. Dyer and Ms. Frens-Rossman and the employment agreements are intended to ensure that we maintain a stable management team.
Each agreement has substantially similar terms and has an initial term of three years. Commencing on the first anniversary of the agreement and on each subsequent anniversary thereafter, the agreement will be renewed for an additional year so that the remaining term will be three years, unless the Company provides the executive with 180 days advance notice that the agreement will not renew or the executive provides the Company with 180 days advance notice that the agreement will not renew. The current base salaries for Mr. Richard E. Dyer and Ms. Coleen S. Frens-Rossman are $172,000 and $139,050, respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other fringe benefit plans applicable to executive employees, including executive health benefits and, for Mr. Dyer only, automobile benefits. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.
Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (a) failure to appoint the executive to the executive position set forth in the agreement, (b) a material change in the executive’s function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of executive’s position, (c) relocation of the executive’s office by more than 25 miles, (d) a material reduction in the benefits or perquisites paid to the executive unless such reduction is part of a reduction that is generally applicable to officers or employees of Edgewater Bank, or (e) a material breach of the employment agreement by Edgewater Bank, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus the executive would be entitled to receive for 18 months commencing on the date of termination of the employment agreement. For this purpose, the bonuses payable will be deemed to be equal to the highest bonus paid at any time during the prior three years. In addition, the executive would be entitled to receive a lump sum payment equal to the present value of the contributions that would reasonably have been expected to be made on executive’s behalf under Edgewater Bank’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for the remaining unexpired term of the employment agreement earning the salary that would have been achieved during such period. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment, if the executive is a “key employee” under IRS rules. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for 18 months, or if such coverage is not permitted by applicable law or if providing such benefits would subject Edgewater Bank to penalties, the executive will receive a cash lump sum payment equal to the value of such benefits.

In the event of a change in control of Edgewater Bank or Edgewater Bancorp, Inc. followed by executive’s involuntary termination other than for cause, disability or retirement, or resignation for one of the reasons set forth above within 6 months prior to the change of control or 18 months thereafter, the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) three (3) times the sum of  (i) the highest rate of base salary paid to the executive at any time, and (ii) the highest bonus paid to the executive with respect to the three (3) completed fiscal years prior to the change of control, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on the executive’s behalf under Edgewater Bank’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for an additional thirty-six (36) months after termination of employment, earning the salary that would have been achieved during such period. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six (36) months following the termination of employment, or if such coverage is not permitted by applicable law or if providing such benefits would subject Edgewater Bank to penalties, the executive will receive a cash lump sum payment equal to the value of such benefits. In the event payments made to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.
Under the employment agreement, if the executive becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, the executive shall receive benefits under any short-term or long-term disability plans maintained by Edgewater Bank, plus, if amount paid under such disability programs are less than the executive’s base salary, Edgewater Bank shall pay the executive an additional amount equal to the difference between such disability plan benefits and the amount of the executive’s full base salary for the longer of one year or the remaining term of the employment agreement following the termination of employment due to disability. Edgewater Bank will also provide the executive with continued life insurance and non-taxable medical and dental coverage until the earlier of  (i) the date the executive returns to full-time employment with Edgewater Bank, (ii) the executive’s full-time employment with another employer, (iii) the expiration of the remaining term of the employment agreement, or (iv) death.
In the event of executive’s death, his or her estate or beneficiaries will be paid the executive’s base salary for one year from executive’s death, and the executive’s family will be entitled to continued non-taxable medical, dental and other insurance for twelve months following the executive’s death.
Upon termination of the executive’s employment, the executive shall be subject to certain restrictions on their ability to compete, or to solicit business or employees of Edgewater Bank and Edgewater Bancorp, Inc. for a period of one year following termination of employment.
401(k) Plan.    Edgewater Bank adopted the Edgewater Bank 401(k) Plan (“401(k) Plan”), effective October 15, 2012. Employees who have attained age 21 and completed three months of employment are eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2015, the salary deferral contribution limit is $18,000, provided, however, that a participant over age 50 may contribute an additional $6,000, for a total contribution of  $24,000. In addition to salary deferral contributions, Edgewater Bank may make matching contributions and profit sharing contributions. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of his or her termination of employment with Edgewater Bank.
Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options. Each participant is allowed to invest his or her account balance in the common stock of Edgewater Bancorp, Inc. through the Edgewater Bancorp, Inc. Stock Fund.
Defined Benefit Pension Plan.    Edgewater Bank participates in the Pentegra Defined Benefit Plan for Financial Institutions, a tax-qualified multi-employer defined benefit pension plan (the “Pension Plan”). Effective June 1, 2010, the annual benefit provided to employees under the Pension Plan was frozen. Freezing the Pension Plan eliminated all future benefit accruals; however, the accrued benefit as of June 1, 2010 remains. During the year ended December 31, 2015, Edgewater Bank recognized $140,729 as a Pension Plan expense.

Employee Stock Ownership Plan.    In connection with the conversion, Edgewater Bank adopted an employee stock ownership plan for eligible employees effective January 1, 2014. Edgewater Bancorp, Inc.’s named executive officers are eligible to participate in the employee stock ownership plan just like any other employee. Eligible employees who have attained age 21 are eligible to participate beginning on the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.
The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 53,431 shares of common stock issued in the offering. The employee stock ownership plan funded its stock purchase with a loan from Edgewater Bancorp, Inc. equal to the aggregate purchase price of the common stock, which was $534,310. The loan will be repaid principally through Edgewater Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the 25-year term of the loan. The interest rate for the employee stock ownership plan loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering. Thereafter the interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.
The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as we repay the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant will become vested in his or her account balance at a rate of 20% per year over a 6-year period, beginning in the second year. Participants who were employed by Edgewater Bank immediately prior to the offering will receive credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon separation from service. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.
The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.
Director Compensation
The following table sets forth for the fiscal year ended December 31, 2015 certain information as to the total remuneration we paid to our directors other than to our named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in “Executive Officer Compensation — Summary Compensation Table.”
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Kenneth F. Ankli III	12,800	—	12,800
F. Ronald Gelesko(1)	4,400	—	4,400
Robert D. Gottlieb(2)	12,000	—	12,000
James R. Marohn	12,200	—	12,200
Stephen Ross	12,800	—	12,800
Thomas L. Starks	12,600	—	12,600
Norma Tirado-Kellenberger(3)	8,000	—	8,000
Lynn C. Todman(4)	8,000	—	8,000

(1)
Mr. Gelesko attained the age of 70 during his 2014-2015 term and, in accordance with the Company’s Bylaws, could not be nominated for re-election.

(2)
Mr. Gottlieb attained the age of 70 during his current term and, in accordance with the Company’s Bylaws, may not be nominated for re-election.

(3)
Ms. Norma Tirado-Kellenberger was appointed to the Board of Directors effective May 14, 2015.

(4)
Ms. Lynn C. Todman was appointed to the Board of Directors effective May 14, 2015.

Director Fees
For the fiscal year ended December 31, 2015, each director of Edgewater Bancorp was paid an annual retainer of  $6,000. Each director was paid a fee of  $500 for each monthly board meeting and each special meeting attended during the fiscal year. Additionally, each director was a paid a fee for his services on the Audit Committee, Nominating and Corporate Governance Committee, and the Compensation Committee in the amount of  $200 for each committee meeting attended. Meeting fees are not paid if the meeting occurs immediately prior to or subsequent to a board meeting. Each person who serves as a director of Edgewater Bancorp, Inc. also serves as a director of Edgewater Bank. Edgewater Bancorp, Inc. does not separately compensate directors for service on the board of directors of committees of Edgewater Bancorp, Inc.
Securities Authorized for Issuance Under Equity Compensation Plans
At December 31, 2015, there were no shares of any class of Edgewater Bancorp, Inc. securities authorized for issuance under an equity compensation plan.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of Edgewater Bancorp, Inc. has approved the engagement of BKD, LLP to be our independent registered public accounting firm for the year ending December 31, 2015, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of BKD, LLP for the year ending December 31, 2015. A representative of BKD, LLP is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.
Even if the engagement of BKD, LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Edgewater Bancorp, Inc. and its stockholders.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by BKD, LLP during the years ended December 31, 2015 and December 31, 2014.
	Year Ended December 31, 2015	Year Ended December 31, 2014
Audit Fees	$98,500	$100,500
Audit-Related Fees	$—	$—
Tax Fees	$13,450	$12,200
All Other Fees	$—	$—
Audit Fees.    Audit fees consist of fees billed to us for professional services rendered for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings.
Audit Related Fees.   There were no fees billed to us during the years ended December 31, 2015 and 2014 for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “— Audit Fees.”
Tax Fees.    There were no fees billed to us during the years ended December 31, 2015 and 2014 for professional services rendered for tax preparation, tax consultation and tax compliance.
All Other Fees. There were no fees billed to us during the years ended December 31, 2015 and 2014 for services that are not described above.
The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered, is compatible with maintaining the independence of BKD, LLP. The Audit Committee concluded that performing such services does not affect the independence of BKD, LLP in performing its function as our independent registered public accounting firm.
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of BKD, LLP.
The Board of Directors recommends a vote “FOR” the ratification of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2016.

PROPOSAL III — APPROVAL OF THE EDGEWATER BANCORP, INC.
2016 EQUITY INCENTIVE PLAN
The Board of Directors has adopted, subject to stockholder approval, the Edgewater Bancorp, Inc. 2016 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of Edgewater Bancorp, Inc. and Edgewater Bank with additional incentives to promote the growth and performance of Edgewater Bancorp, Inc. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.
The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.
General
Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 66,000 shares of Edgewater Bancorp, Inc. common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options.
The Equity Incentive Plan will be administered by the members of Edgewater Bancorp, Inc. Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion to select the persons who will receive awards; establishing the terms and conditions relating to each award; adopting rules and regulations relating to the Equity Incentive Plan; and interpreting the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers of any one or more of its members or to a committee or to one or more member of the Board of Directors who are not “outside directors” the authority to grant certain awards.
The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of Edgewater Bancorp, Inc. or a subsidiary of Edgewater Bancorp, Inc., or as the form of payment for grants or rights earned or due under any other plan or arrangement of Edgewater Bancorp, Inc. or a subsidiary of Edgewater Bancorp, Inc., including the plan of any entity acquired by Edgewater Bancorp, Inc. or a subsidiary of Edgewater Bancorp, Inc.
Eligibility
Employees and directors of Edgewater Bancorp, Inc. or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.
Types of Awards
The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no award shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock.
Stock Options.    A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means (i) the final sales price of Edgewater Bancorp, Inc.’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if Edgewater Bancorp, Inc.’s common stock was not traded on such date, then on the last preceding date on which any reported sale of Edgewater Bancorp, Inc. common stock occurred, and without regard to after-hours trading activity in New York City, or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, then the closing bid quotation with respect to a share of our common stock on such date, as of the close of the market and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.
Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashier’s check, (ii) by tendering stock of Edgewater Bancorp, Inc. owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, or (iv) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.
Restricted Stock.    A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.
Prohibition Against Repricing of Options.   The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.
Limitation on Awards Under the Equity Incentive Plan
The maximum number of shares of stock that may be available for awards is 66,000.
To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.
In the event of a corporate transaction involving the stock of Edgewater Bancorp, Inc. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options and restricted stock.
Vesting of Awards
If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Edgewater Bancorp, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; subject to acceleration of vesting in the event of death, disability, retirement or involuntary termination of employment or service following a change in control.

Forfeiture
The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with Edgewater Bancorp, Inc. or its affiliate or subsidiary; any material violation of one or more of Edgewater Bancorp, Inc.’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to Edgewater Bancorp, Inc.’s business or reputation, its affiliates and/or its subsidiaries.
If Edgewater Bancorp, Inc. is required to prepare an accounting restatement due to the material noncompliance of Edgewater Bancorp, Inc., as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Edgewater Bancorp, Inc. the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse Edgewater Bancorp, Inc. for all or any part of the amount of any payment in settlement of any award granted hereunder.
Change in Control
Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of Edgewater Bancorp, Inc., all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control occurs when (a) Edgewater Bancorp, Inc. or Edgewater Bank merges into or consolidates with another entity or merges another bank or corporation into Edgewater Bancorp, Inc. or Edgewater Bank, and as a result, less than a majority of the combined voting power of the resulting corporation is held by persons who were stockholders of the Company or the Bank before the merger or consolidation; (b) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of Edgewater Bancorp, Inc.’s or Edgewater Bank’s voting securities; (c) during any period of two consecutive years, individuals who constitute Edgewater Bancorp, Inc.’s or Edgewater Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of Edgewater Bancorp, Inc.’s or Edgewater Bank’s Board of Directors, provided that each director who is first elected by the board by a vote of at least two-thirds of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (d) Edgewater Bancorp, Inc. or Edgewater Bank sells to a third party all or substantially all of its assets.
In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.
Amendment and Termination
The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a Participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Edgewater Bancorp, Inc.

Duration of Plan
The Equity Incentive Plan will become effective upon approval by the stockholders at this annual meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.
Performance Features
A federal income tax deduction for Edgewater Bancorp, Inc. will generally be unavailable for annual compensation in excess of  $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer). However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.
Federal Income Tax Considerations
The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.
Non-Qualified Stock Options.    The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Edgewater Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options.    The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Edgewater Bancorp, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of  (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Edgewater Bancorp, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Restricted Stock.    A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Edgewater Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Edgewater Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.
Withholding of Taxes.    Edgewater Bancorp, Inc. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.
Change in Control.    Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Edgewater Bancorp, Inc.
Deduction Limits.    Section 162(m) of the Internal Revenue Code generally limits Edgewater Bancorp, Inc.’s ability to deduct for tax purposes compensation in excess of  $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”). Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. Certain “qualified performance-based compensation” is not subject to this limit and is fully deductible by Edgewater Bancorp, Inc.
Tax Advice.    The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Edgewater Bancorp, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
Accounting Treatment
Under FASB ASC Topic 718, Edgewater Bancorp, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).
Awards to be Granted
The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.
Recommendation of the Board
The Board of Directors recommends a vote “FOR” the approval of the Edgewater Bancorp, Inc. 2016 Equity Incentive Plan.

STOCKHOLDER PROPOSALS AND NOMINATIONS
In order to be eligible for inclusion in the proxy materials for our 2017 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Edgewater Bancorp, Inc.’s executive office, 321 Main Street, St. Joseph, Michigan 49085, no later than January 10, 2017, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2017 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
In order to be considered at our 2017 Annual Meeting of Stockholders, but not included in proxy materials, a stockholder proposal to take action at such meeting or a director nomination must be delivered or mailed to and received by the Secretary at our executive office by not later than the close of business on the 90th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting; provided, that if  (A) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (B) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice must be delivered or mailed to and received by the Secretary at our executive office not later than the tenth day following the day following the date on which notice of such meeting was mailed to stockholders or was otherwise disclosed in a press release reported by a nationally recognized news service, in a document publicly filed or furnished with the Securities and Exchange Commission, or on our website. With respect to our first annual meeting of stockholders, such notice must be mailed to and received by the Secretary of the Corporation not later than the close of business on the later of  (i) the 120th day prior to the date of the annual meeting and (ii) the 10th day following the day on which public disclosure of the date of the annual meeting is first made.
The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Edgewater Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Edgewater Bancorp, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
A notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of Edgewater Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Bylaws or Edgewater Bancorp, Inc.; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the books of Edgewater Bancorp, Inc., and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of Edgewater Bancorp, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.
Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.
OTHER MATTERS
The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.
MISCELLANEOUS
The cost of solicitation of proxies will be borne by Edgewater Bancorp, Inc. Edgewater Bancorp, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Edgewater Bancorp, Inc. may solicit proxies personally or by telephone without additional compensation.
A COPY OF EDGEWATER BANCORP, INC.’S 2015 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, 321 Main Street, St. JOSEPH, MICHIGAN 49085 OR BY CALLING (269) 982-4175.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
Edgewater Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2015 Annual Report to Stockholders are each available on the Internet at www.edocumentview.com/egdw.
BY ORDER OF THE BOARD OF DIRECTORS
James R. Marohn
Secretary
St. Joseph, Michigan
April 7, 2016

APPENDIX A
EDGEWATER BANCORP, INC.

2016 EQUITY INCENTIVE PLAN
ARTICLE 1 — GENERAL
Section 1.1   Purpose, Effective Date and Term.   The purpose of the Edgewater Bancorp, Inc. 2016 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Edgewater Bancorp, Inc. (the “Company”), and its Subsidiaries, including Edgewater Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.
Section 1.2   Administration.   The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.
Section 1.3   Participation.   Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards shall be limited to Employees and Directors of the Company or any Subsidiary.
Section 1.4   Definitions.   Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.
ARTICLE 2 — AWARDS
Section 2.1   General.   Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:
(a)   Stock Options.   A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).
(b)   Restricted Stock.   Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2   Stock Options.
(a)   Grant of Stock Options.   Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.
(b)   Terms and Conditions.   A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten years after the date of its grant (or five years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.
Section 2.3   Restricted Stock.
(a)   Grant of Restricted Stock.   Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:
The Stock evidenced hereby is subject to the terms of an Award Agreement with Edgewater Bancorp, Inc. dated May 10, 2016, made pursuant to the terms of the Edgewater Bancorp, Inc. 2016 Equity Incentive Plan, copies of which are on file at the executive offices of Edgewater Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)    Terms and Conditions.   Each Restricted Stock Award shall be subject to the following terms and conditions:
(i)   Dividends.    Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.
(ii)    Voting Rights.    Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights with respect to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.
(iii)   Tender Offers and Merger Elections.    Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.
Section 2.4   Performance-Based Compensation.   Any Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).
(a)   Performance Measures.   Such performance measures may be based on any one or more of the following:
(i)
book value or tangible book value per share;

(ii)
basic cash earnings per share;

(iii)
diluted earnings per share;

(iv)
return on equity;

(v)
net income or net income before taxes;

(vi)
cash earnings;

(vii)
net interest income;

(viii)
non-interest income;

(ix)
general and administrative expense to average assets ratio;

(x)
cash general and administrative expense to average assets ratio;

(xi)
efficiency ratio;

(xii)
cash efficiency ratio;

(xiii)
return on average assets;

(xiv)
cash return on average assets;

(xv)
return on average stockholders’ equity;

(xvi)
cash return on average stockholders’ equity;

(xvii)
return on average tangible stockholders’ equity;

(xviii)
cash return on average tangible stockholders’ equity;

(xix)
core earnings;

(xx)
operating income;

(xxi)
operating efficiency ratio;

(xxii)
net interest rate margin or net interest rate spread;

(xxiii)
growth in assets, loans, or deposits;

(xxiv)
loan production volume;

(xxv)
non-performing loans;

(xxvi)
cash flow;

(xxvii)   strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or
(xxviii)
any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Committee may elect to use different performance measures and shall have sole discretion in determining how performance measures are calculated. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure. The Committee also may exclude other items in its sole discretion in establishing and calculating performance measures, which may include, but not limited to, the effect of dividends and the expense of Restricted Stock Awards.
(b)   Adjustments.   Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5   Vesting of Awards.   (a)   The Committee shall specify the vesting schedule or conditions of each Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, Awards under the Plan shall be granted with a vesting rate not exceeding 20% per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement or Involuntary Termination of Employment following a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus, advisory director or consultant shall constitute Service for purposes of vesting.
(b)   Notwithstanding Section 2.8 and Article 4 hereof, to the extent permitted by applicable law or regulations, or pursuant to an applicable regulatory waiver, the Committee may determine that all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) and all Restricted Stock Awards described in Section 2.1(b) shall be fully earned and vested immediately.
Section 2.6   Deferred Compensation.   If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
Section 2.7   Prohibition Against Option Repricing.   Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.
Section 2.8.   Effect of Termination of Service on Awards.   The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:
(a)   Upon a Participant’s Termination of Service for any reason other than Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b)   In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.

(c)   Upon Termination of Service for reason of Disability, death or, to the extent permitted by the Committee, Retirement, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.
(d)   Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.
(e)   Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock is as set forth in Article 4.
ARTICLE 3 — Shares Subject to Plan
Section 3.1   Available Shares.   The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.
Section 3.2   Share Limitations.
(a)   Share Reserve.   Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Sixty Six Thousand (66,000) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.
(b)   Computation of Shares Available.    For purposes of this Section 3.2, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock shall be reduced by the number of shares of Stock granted. To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.
Section 3.3   Corporate Transactions.
(a)   General.    In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of  (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock (including, without limitation, cancellation of Stock Options and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.
(b)   Merger in which Company is Not Surviving Entity.    In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.
Section 3.4   Delivery of Shares.   Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)    Compliance with Applicable Laws.   Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.
(b)   Certificates.   To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
ARTICLE 4 — CHANGE IN CONTROL
Section 4.1   Consequence of a Change in Control.    Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:
(a)   At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).
(b)   At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.
(c)   In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2   Definition of Change in Control.   For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:
(a)   Merger:   The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;
(b)   Acquisition of Significant Share Ownership:   A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;
(c)   Change in Board Composition:   During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders or incorporators) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or
(d)   Sale of Assets:   The Company or the Bank sells to a third party all or substantially all of its assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.
ARTICLE 5 — COMMITTEE
Section 5.1   Administration.   The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2   Powers of Committee.   The administration of the Plan by the Committee shall be subject to the following:
(a)   the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.
(b)   The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)   The Committee will have the authority to define terms not otherwise defined herein.
(d)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e)   In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.
Section 5.3   Delegation by Committee.   Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4   Information to be Furnished to Committee.   As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
Section 5.5   Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION
Section 6.1   General.   The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.
Section 6.2   Amendment to Conform to Law and Accounting Changes.   Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of  (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.
ARTICLE 7 — GENERAL TERMS
Section 7.1   No Implied Rights.
(a)    No Rights to Specific Assets.    Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)    No Contractual Right to Employment or Future Awards.    The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c)   No Rights as a Stockholder.   Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2   Transferability.   Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.
Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.
Section 7.3   Designation of Beneficiaries.   A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
Section 7.4   Non-Exclusivity.   Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5   Award Agreement.   Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.
Section 7.6   Form and Time of Elections.   Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
Section 7.7   Evidence.   Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8   Tax Withholding.   Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of  (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.
Section 7.9   Action by Company or Subsidiary.   Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10   Successors.   All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.11   Indemnification.   To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 7.12   No Fractional Shares.   Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 7.13   Governing Law.   The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Michigan without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Michigan, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.14   Benefits Under Other Plans.   Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.15   Validity.   If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
Section 7.16   Notice.   Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a)   in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b)   in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)   in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.
In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.
Section 7.17   Forfeiture Events.
(a)   The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.
In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.
ARTICLE 8 — DEFINED TERMS; CONSTRUCTION
Section 8.1   In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a)   “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.
(b)   “Award” means any Stock Option, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
(c)   “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.
(d)   “Board” means the Board of Directors of the Company.
(e)   If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.
(f)   “Change in Control” has the meaning ascribed to it in Section 4.2.
(g)   “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h)   “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(i)   “Committee” means the Committee acting under Article 5.
(j)   “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.
(k)   “Director” means a member of the Board of Directors of the Company or a Subsidiary.
(l)   If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of  “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
(m)   “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.
(n)   “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(o)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(p)   “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(q)   “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.
(r)   “Fair Market Value” means, with respect to a share of Stock on a specified date:
(I)   the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or
(II)   if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or
(III)   if  (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.
(s)   A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least 30 miles further away from the Employee Participant’s principal residence prior to the Change in Control.
(t)   “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than 50% of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than 50% of the voting interests.
(u)   “Incumbent Directors” means:
(I)   the individuals who, on the date hereof, constitute the Board; and
(II)   any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.

(v)   “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.
(w)   “ISO” has the meaning ascribed to it in Section 2.1(a).
(x)   “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
(y)   “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
(z)   “Restricted Stock” has the meaning ascribed to it in Section 2.3.
(aa)   “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.
(bb)   “SEC” means the United States Securities and Exchange Commission.
(cc)   “Securities Act” means the Securities Act of 1933, as amended from time to time.
(dd)   “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.
(ee)   “Stock” means the common stock of the Company, $0.01 par value per share.
(ff)   “Stock Option” means an ISO or a Non-Qualified Option.
(gg)   “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.
(hh)   “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(I)   The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(II)   The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (II), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(III)   If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(IV)   A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is 90 days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).
(V)   Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (hh), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of  “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(VI)   With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.
(ii)   “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.
(jj)   “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.
Section 8.2   In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a)   actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b)   references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c)   in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d)   references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e)   indications of time of day mean Eastern time;
(f)   “including” means “including, but not limited to”;
(g)   all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)   all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i)   the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j)   any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k)   all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY
EDGEWATER BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 10, 2016
The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held Edgewater Bank-Main Office, 321 Main Street, Saint Joseph, Michigan 49085 on May 10, 2016, at 5:30 p.m., local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as set forth below:
		FOR	WITHHOLD
1.	The election director Kenneth F. Ankli III to serve for a three-year term.	☐	☐
		FOR	WITHHOLD
	The election of director Stephen Ross to serve for a three-year term.	☐	☐
		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	The approval of the Edgewater Bancorp, Inc. 2016 Equity Incentive Plan.	☐	☐	☐
The Board of Directors recommends a vote “FOR” each of the listed proposals.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Each stockholder, whether he or she plans to attend the Meeting, is requested to sign, date and return the proxy card without delay in the enclosed postage-paid envelope. Any proxy given by the stockholder maybe revoked at any time before it is exercised. This proxy may be revoked by sending written notice to the Secretary of Edgewater Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof, and after notification to the Secretary of Edgewater Bancorp, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the Meeting.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 7, 2016 and the 2015 Annual Report to Stockholders.
Dated:	☐ Mark Here if You Plan to Attend Annual Meeting
PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER
SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:
EDGEWATER BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2015 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT WWW.EDOCUMENTVIEW.COM/EGDW.
YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS
Stockholders have three ways to vote:
1.
By Telephone (using a Touch-Tone Phone); or

2.
By Internet; or

3.
By Mail.

To Vote by Telephone:
Call 1-855-745-7627 Toll-Free on a Touch-Tone Phone any prior to 3:00 a.m. local time, May 10, 2016.
To Vote by Internet:
Go to https://www.investorvote.com/egdw prior to 1:00 a.m. local time, May 9, 2016.
To Vote by Mail:
Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
Please note that the last vote received from a stockholder,
whether by telephone, by internet or by mail,
will be the vote counted.